                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):      September 20, 1995


                             COPLEY PROPERTIES, INC.
         (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                  (State or Other Jurisdiction of Incorporation)


    ____1-8927 _____________                             04-2866555
    (Commission File Number)                (IRS Employer Identification No.)


    399 Boylston Street, Boston, MA                              02116
    (Address of principal executive offices)                   (Zip Code)


    __________________________________(617) 578-1200_________________________
                Registrant's Telephone Number, Including Area Code


                                  Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)





         Item 5.  Other Events.

              On September 20, 1995, Copley Properties, Inc. (the
         "Registrant") amended the Rights Agreement dated as of June 28, 1990 between the Registrant and State Street Bank & Trust Company, which amendment is attached hereto as an Exhibit and made a part hereof.

         Item 7.  Financial Statements and Exhibits.

              (c) The First Amendment to Rights Agreement dated as of September 20, 1994 between the Registrant and State Street Bank & Trust Company is filed as an exhibit hereto.


                                    EXHIBIT INDEX

         Exhibit                                                     Page
         Number                                                      Number

           4            Rights Agreement dated as of  June 28,         *
                        1990 between the Registrant and State
                        Street Bank & Trust Company (the
                        "Rights Agent").

           4A           First Amendment to Rights Agreement            4
                        dated as of September 20, 1990 between
                        the Registrant and the Rights Agent.



         *  Previously filed and incorporated herein by reference.





                                      SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 28, 1995     COPLEY PROPERTIES, INC.
                                       (Registrant)


                                            /s/ Steven E. Wheeler
                                       By:
                                          Steven E. Wheeler
                                          Chief Executive Officer